SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                         Date of Report:  April 17, 2000

                         Commission File Number: 0-29183


                             RICHMOND SERVICES, INC.

Nevada                                                                76-0430898
(Incorporation)                                                    (IRS  Number)

34700  Pacific  Coast  Highway,  Suite  300,  Capistrano  Beach,  CA       92624
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:         (949)  248-8933

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None

Securities  registered  pursuant  to  Section  12(g)  of  the Act:     5,047,991

                     ITEM 1. CHANGE OF CONTROL OF REGISTRANT

     On February 29, 2000, we approved a Plan of Reorganization by which we would acquire as a wholly owned subsidiary, eKnowledge Group, Inc., a private Nevada state corporation engaged in providing supplemental, distance learning over the internet. This acquisition involved a change of control of our corporation.

                  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On February 29, 2000, we approved a Plan of Reorganization by which we would acquire as a wholly owned subsidiary, eKnowledge Group, Inc., a private Nevada state corporation engaged in providing supplemental, distance learning over the internet. The acquisition was approved by shareholders on April 17,

2000. We acquired 100% of eKnowledge Group, Inc., as a wholly-owned subsidiary, for the issuance of 15,155,556 new investment shares of common stock; and will change of our corporate name to eKnowledge Group, Inc.

     The current Internet media convergence creates a compelling opportunity to dramatically alter and enhance the way in which supplemental, for-profit education is taught and delivered. The eKnowledge Group management team has successfully exploited this opportunity, capturing 4% market share, with the introduction of its initial supplemental learning course, Home LSAT, a test preparatory course for takers of the Law School Admission Test (LSAT) delivered via the Internet and in video/audio format. eKnowledge will further develop its unique value proposition by providing students of all levels with on-demand access to courses delivered via streaming video over the Internet and including downloadable written materials. Spending in this market is near $80 billion annually with substantial room for growth and markets tapped will be in both the business-to-business and business-to-consumer space. Management will leverage its successful test preparation experience, marketing savvy, and technological know-how to create the dominant brand name in lifelong online supplemental education.

     The initial eKnowledge product line consists of test preparatory courses for students studying for the LSAT, SAT (Scholastic Assessment Test), PSAT (Preliminary SAT), ACT (American College Testing Assessment), TOEIC (Test of English for International Communication), TOEFL (Test of English as a Foreign Language), GRE (Graduate Record Examination), and GMAT (Graduate Management Admission Test). Home LSAT has been successfully launched and the SAT, TOEIC, and ACT courses are scheduled to launch within the next 60 days. In addition, eKnowledge will develop corporate training and compliance courses and K-12 after school tutorials as its primary course offerings. Once these core products have been successfully launched, eKnowledge will create additional adult education courses as well as literature reviews and college study aids. All offerings are and will be integrated educational courses delivered via the Internet as supplemental learning tools in these six categories and under the various dot com name brands as follows:

     Test  preparation   eTestPrep.com
     Corporate  training  &  compliance   eCorpEd.com
     K-12  after  school  learning   eAfterSchool.com
     Adult  education   eLifeEd.com
     Literature  reviews   eClassicNotes.com
     College  study  aids   eCollegeNotes.com

     eKnowledge launched Home LSAT in September 1998 in video/audio format and then offered it electronically via the Internet beginning in December 1998. The company was the first to offer the equivalent of a live test preparation course delivered via the Internet and effectively captured 4% of the 50,000 annual LSAT test preparatory taker market through sales and beta testers by the second quarter of 1999. Using a distance learning technology model of streaming video and downloadable written study materials, eKnowledge capitalizes on the appeal of both the Internet and distance learning. The company offers students convenience, ease, and accessibility of the Internet as the medium through which to receive educational content.

     All courses incorporate high-quality, digital image-based streaming video lectures, convenient access available anytime/anywhere, tracking and status reports, simulated practice tests and quizzes, a multi-media format displaying text with hyperlinks to answer questions, links to definitions and relevant portions of the study materials, multi-cast streaming capabilities for special live events, and web-based course support including chat rooms, bulletin boards, and other resource links.

                              ITEM 5. OTHER EVENTS

     The terms and conditions of this acquisition are that Richmond Services, Inc. would issue 15,155,556 shares (post reverse split) of the common stock of the Company. These shares will not have been registered under the Securities Act of 1933, and may not be resold unless the shares are registered under the Act or an exemption from such registration is available. They would be Restricted Securities subject to the holding periods of Rule 144. These shares shall be issued to the shareholders of eKnowledge Group, Inc. As a part of the proposed reorganization and acquisition, the representatives of eKnowledge Group, Inc. with our cooperation will attempt to consummate a private placement offering on behalf of the to-be-reorganized Company, of up to 500,000 new investment shares of our common stock on a post-reverse stock split basis, by which approximately $500,000 in funding would be obtained.

                    ITEM 6. CHANGES OF REGISTRANT'S DIRECTORS

     MARK ZOUVAS was previously our Sole Officer and Director. He was elected August 12, 1999 and was re-elected. Mr. Zouvas is 37 years old. He was appointed to the Board of Directors of the Company on October 5, 1999. He serves as the Company s Chief Financial Officer, a position he has held since September, 1997. From September 1993 to September, 1997, Mr. Zouvas worked for Vantage Capital Management Company in Chicago, Illinois. Mr. Zouvas has a BA from the University of California at Berkeley (Accounting and Real Estate). As a staff auditor with Price Waterhouse, he performed services for clients in the banking and real estate industries. Mr. Zouvas has been involved in several venture capital transactions over the past five years. He is a Licensed Real Estate Broker and an Accountant in California. Mr. Zouvas is currently a principal in Delphi Consulting Group that specializes in taking companies public through reverse-merger acquisitions. Mr. Zouvas is also the Chief Financial Officer of Power Exploration, Inc., a publicly traded oil exploration firm located in Fort Worth, Texas.

     The following persons have been elected to augment our Board of Directors, to serve until the next Meeting of Shareholders. Mr. Zouvas, our existing director is recommended to remain on the Board of Directors. The new additional Directors represent the management team of eKnowledge Group, Inc.

     GARY S. SAUNDERS is the President and Chief Executive Officer of eKnowledge. Prior to starting eKnowledge, Mr. Saunders was the President of Longacre/White Patent Education ( LWPE ), a company that offers Patent Bar Review courses. He is widely credited with taking LWPE to the number one market share position in less than a year in the face of stiff competition, a mature market, and a company undergoing a name change. Mr. Saunders has produced an Online Bar Exam Review Program for Practicing Law Institute, the Nation s leading Continuing Legal Education provider. Mr. Saunders was also the Director of Operations for the Western United States for West Publishing s West Bar
Review, Vice President of Bar Review Operations for American Professional Testing Services, Inc., the parent company of Barpassers bar review, and on the management team that oversaw the Sum & Substance product line, a line of supplemental study aids for law students. Prior to APTS, Mr. Saunders was the Director of GRE/GMAT/LSAT/MCAT Operations for the Western United States for Bar/bri s Professional Testing Centers, then a market leader in the field. A leading expert in both test preparation and sales and marketing to the student market, Mr. Saunders has participated in the start up of two other companies. He is a member of the State Bar of California, a graduate of Brigham Young University and University of San Diego School of Law, and is one of the principal lecturers in eKnowledge s initial Home LSAT program as well as the eTestprep.com SAT program.

     SCOTT HILDEBRANDT is the author and a principal lecturer in the Home LSAT program and a co-author and lecturer in the eTestprep SAT program. Mr. Hildebrandt is the Senior Vice President of Academics for eKnowledge as well as a partner in the Silicon Valley law firm of Hildebrandt and Welker. Mr. Hildebrandt formerly created the curriculum for a San Francisco test preparation company, Columbia Review Course. When he taught for Bar/bri s Professional Testing Centers he was the Western United States top rated lecturer. Mr. Hildebrandt is also the author of a line of study aids for law students. Mr.
Hildebrandt is a member of the State Bar of California, a graduate of Brigham Young University and its J. Reuben Clark Law School.

     CHRIS DESANTIS is currently the Director of the Online Bar Review Program at Practicing Law Institute. PLI, a non-profit organization founded in 1933, is the nation s premier provider of continuing legal education programs. Prior to PLI, Mr. DeSantis was with The Washington Post s Kaplan Division working in both the Test Preparation and Online Law School areas. As Director of Kaplan CPA Review, Mr. DeSantis introduced the concept of Online Test Preparation for those taking the CPA examination. He was on the management team that designed and implemented the first Online Law School, Concord. Prior to Kaplan, Mr. DeSantis was a Director for West Bar Review. A graduate of Swarthmore College and

California Western University School of Law, Mr. DeSantis is licensed to practice law in California, New Jersey, New York, and Pennsylvania.

     WAYNE SAUNDERS began his career in Consumer and Commercial Finance, rising to the level of President of Universal Finance. From Finance, Saunders went to Manufacturing in the Plumbing and Air Conditioning Industries leading Wright
Manufacturing to the market share leader position. Saunders has successfully started many businesses including, Life Insurance, Manufacturing, Equipment Rental, Commodities Investment, Oil Development, and Real Estate Development companies. Saunders is credited with starting TuneMatic, the quick auto tune up with a 6 month or 6,000 mile guarantee that he originated and sold to Andy Granatelli. Tune-up Masters continues to lead the tune up industry. Saunders is a graduate of St. Mary s with a BA in Business Administration.

                     UN-NUMBERED ITEM: FINANCIAL INFORMATION

     Provided herewith, as Attachment hereto, are December 31, 1999 audited financial statements of eKnowledge Group, as acquired.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

April  17,  2000

                             RICHMOND SERVICES, INC.

                                       by

                                       /s/
                                 William Stocker
                           special securities counsel

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
                                     AUDITED
                     FOR THE PERIOD ENDING DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                Table of Contents


Independent  Auditors'  Report                               8

Financial  Statements

Balance  Sheet                                               9

Statement  of  Operations                                    10

Statement  of  Stockholders'  Equity                         11

Statement  of  Cash  Flows                                   12

Notes  to  Financial  Statements                             13

                          INDEPENDENT AUDITORS' REPORT

To  the  Owners:
eKnowledge  Group,  Inc.

We have audited the accompanying balance sheet of EKNOWLEDGE GROUP, INC. (a Nevada corporation) as December 31, 1999, and the related statements of operations, stockholder's equity, and cash flows for the period from inception (June 1, 1999) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material-misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EKNOWLEDGE GROUP, INC. as of December 31, 1999, and the results of its operations and its cash flows for the initial period then ended, in conformity with generally accepted accounting principles.

      /s/
Haynie & Company
Certified Public Accountants
Salt  Lake  City,  Utah
March  29,2000
                             eKnowledge Group, Inc.
                                  Balance Sheet
                                December 31, 1999

CURRENT ASSETS:
Cash                                             $     36
Inventory                                          14,221
TOTAL CURRENT ASSETS                               14,257
PROPERTY AND EQUIPMENT:
Furniture and equipment                             2,057
Less accumulated depreciation                         411
PROPERTY AND EQUIPMENT, NET                         1,646
OTHER ASSETS:
Intangible assets, net                             15,988
   TOTAL ASSETS                                  $ 31,891
                                                 ========

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES:
Accounts payable                                 $ 12,022
Deposits payable                                    2,400
Income tax payable                                    800
Note payable                                        9,500
TOTAL CURRENT LIABILITIES                          24,722
STOCKHOLDER'S EQUITY:
Common Stock, $.025 par value; 1,000,000 shares    25,000
authorized, issued and outstanding
Additional paid-in capital                          1,618
Accumulated deficit                               (19,449)
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY       $ 31,891
-----------------------------------------------  ========

   The accompanying notes are an integral part of these financial statements.

                             eKnowledge Group, Inc.
                             Statement of Operations
       For the Period from Inception, (June 1, 1999) to December 31, 1999

SALES                                  $ 46,256
COSTS OF SALES                           14,537
GROSS PROFIT                             31,719
GENERAL AND ADMINISTRATIVE EXPENSES:
Payroll                                   8,246
Commissions                                 180
Phone                                     1,086
Utilities                                   266
Legal and professional                    2,250
Rent                                      1,339
Shipping                                  5,784
Printing                                  2,095
Taxes                                       106
Supplies                                    242
Depreciation and amortization             1,253
Advertising                               6,167
Travel and entertainment                 10,372
Consulting fee                           10,000
Other                                       982
TOTAL GENERAL AND ADMINISTRATIVE         50,368
(LOSS) BEFORE INCOME TAXES              (18,649)
PROVISION FOR INCOME TAXES                  800
Net (Loss)                             $(19,449)
-------------------------------------  =========

   The accompanying notes are an integral part of these financial statements.

                             eKnowledge Group, Inc.
                        Statement of Stockholders' Equity
       For the period from Inception, (June 1, 1999) to December 31, 1999

                                                          Additional                  Total
                                   Common Stock           Paid-in      Accumulated    Stockholders'
 Description                       Shares        Amount   Capital      Deficit        Equity
---------------------------------  ------------  -------  -----------  -------------  ---------------
STOCK ISSUED AT $.025 ON
     JUNE 1, 1999                     1,000,000  $25,000  $     1,618  $          0   $       26,618
Net (loss) for the initial period
     ended December 31, 1999                  0        0           0-       (19,449)         (19,449)
BALANCE, DECEMBER 31, 1999            1,000,000  $25,000  $     1,618  $    (19,449)  $        7,169
---------------------------------  ============  =======  ===========  =============  ===============

   The accompanying notes are an integral part of these financial statements.

                             eKnowledge Group, Inc.
                             Statement of Cash Flows
       For the period from Inception, (June 1, 1999) to December 31, 1999


CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)                                                  $(19,449)
ADJUSTMENTS TO RECONCILE NET INCOME TO
 NET CASH (USED) BY OPERATING ACTIVITIES:
Depreciation and amortization                                  1,253
(INCREASE) DECREASE IN CURRENT ASSETS:
Inventory                                                      5,086
INCREASE (DECREASE) IN CURRENT LIABILITIES:
Accounts payable                                              (1,031)
Income tax payable                                               800
NET CASH (USED) BY OPERATING ACTIVITIES                      (13,341)
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of common stock and contributed capital               3,877
Proceeds from note payable                                     9,500
NET CASH PROVIDED BY FINANCING ACTIVITIES                     13,377
NET CHANGE IN CASH                                                36
Cash at beginning of year                                          -
CASH AT END OF YEAR                                         $     36

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

SCHEDULE OF NONCASH INVESTING AND FINANCING TRANSACTIONS:
Acquisition of assets in exchange for the assumption

of liabilities and issuance of common stock:
Assets acquired:
Inventory acquired                                          $ 19,306
Furniture and equipment acquired                               2,057
Intangible assets acquired                                    16,830
Liabiliies assumed and common stock issued:
Accounts payable assumed                                     (13,052)
Deposits payable assumed                                      (2,400)
Common stock issued to acquire assets                        (22,741)
                                                            $      0
                                                            =========

   The accompanying notes are an integral part of these financial statements.

1.  ORGANIZATION  AND  BUSINESS
-------------------------------

ETESTPREP, INC. (THE COMPANY) WAS INCORPORATED IN THE STATE OF NEVADA ON JUNE 1, 1999 FOR THE PURPOSE OF PROVIDING EDUCATIONAL TRAINING COURSES OVER THE INTERNET AND THROUGH OTHER MEDIA SOURCES. ON JUNE 17, 1999, THE PRINCIPAL STOCKHOLDER OF ETESTPREP, INC. ACQUIRED ALL RIGHTS, TITLE, AND INTEREST IN THE COURSE KNOWN AS THE HOME-LSAT COURSE ALONG WITH OTHER RELATED ASSETS FROM HOME EDUCATION, INC. IN EXCHANGE HIS STOCK IN HOME EDUCATION, INC. ALONG WITH THE ASSUMPTION OF RELATED LIABILITIES. THE PRINCIPAL STOCKHOLDER CONTRIBUTED THE ASSETS AND RELATED LIABILITIES TO THE COMPANY IN EXCHANGE FOR 1,000,000 SHARES OF COMMON STOCK. ON NOVEMBER 16, 1999, ETESTPREP, INC. CHANGED ITS NAME TO EKNOWLEDGE GROUP, INC.

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
CASH  AND  CASH  EQUIVALENTS
----------------------------
CASH AND CASH EQUIVALENTS ARE DEFINED AS CASH AND INVESTMENTS THAT HAVE A MATURITY LESS THAN THREE MONTHS.

INVENTORY
---------
INVENTORY  AT  DECEMBER  31,  1999  CONSISTED  OF  BROCHURES,  POSTERS, BANNERS,
T-SHIRTS, HANDOUTS, AUDIOTAPES, AND OTHER RELATED MATERIALS. INVENTORY IS VALUED AT THE LOWER OF COST OR MARKET. COST IS DETERMINED USING FIRST-IN-FIRST OUT (FIFO) METHOD.

INTANGIBLE  ASSETS
------------------
INTANGIBLE ASSETS INCLUDE THE COURSE NAMES AND LICENSES INCLUDING, HOME EDUCATION, HOME LSAT, THE WORLD WIDE WEB ADDRESS OF HOME-LSAT.COM, MAILING LISTS AND CONTACTS, AND A LICENSE FROM LAW SCHOOL ADMISSIONS COUNCIL, INC. FOR THE USE OF PRIOR TESTING QUESTIONS. MANAGEMENT ESTIMATES THE USEFUL LIFE OF THESE ASSETS TO BE APPROXIMATELY 10 YEARS. AMORTIZATION EXPENSE FOR THE PERIOD ENDED DECEMBER 31, 1999, WAS $842.

MANAGEMENT  ESTIMATES
---------------------
THE PREPARATION OF FINANCIAL STATEMENTS IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES REQUIRES MANAGEMENT TO MAKE ESTIMATES AND ASSUMPTIONS THAT AFFECT THE REPORTED AMOUNTS OF ASSETS AND LIABILITIES AND DISCLOSURES OF CONTINGENT ASSETS AND LIABILITIES AT THE DATE OF THE FINANCIAL STATEMENTS AND THE REPORTED AMOUNTS OF REVENUE AND EXPENSES DURING THE REPORTING PERIOD. ACTUAL RESULTS COULD DIFFER FROM THOSE ESTIMATES.

REVENUE  AND  EXPENSE  RECOGNITION
----------------------------------
Revenues are recognized from the sale of course publications using the accrual basis.
Cost of sales includes the cost of production, development and related course materials. Such costs include professional consultation, printing, copying, and related promotional materials and costs.

General and administrative expenses include amounts incurred by the Company including salaries and wages, advertising, accounting and legal expenses, telephone, and other amounts directly identifiable to the operations of the Company.

-------------------------------------------------------------
PROPERTY  AND  EQUIPMENT
------------------------
PROPERTY AND EQUIPMENT ARE RECORDED AT COST. DEPRECIATION AND AMORTIZATION EXPENSE FOR THE YEAR IS CALCULATED BY THE STRAIGHT-LINE METHOD OVER THEIR ESTIMATED USEFUL LIVES.

ADVERTISING
-----------
THE COMPANY EXPENSES ADVERTISING COSTS AS THEY ARE INCURRED. ADVERTISING EXPENSES FROM INCEPTION ON JUNE 1, 1999 THROUGH DECEMBER 31, 1999 WERE $6,167.

INCOME  TAXES
-------------

THE COMPANY ACCOUNTS FOR INCOME TAXES IN ACCORDANCE WITH THE ASSET AND LIABILITY METHOD OF ACCOUNTING FOR INCOME TAXES PROSCRIBED BY STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 109, ACCOUNTING FOR INCOME TAXES. UNDER THE ASSET AND LIABILITY METHOD OF STATEMENT 109, DEFERRED TAX ASSETS AND LIABILITIES ARE RECOGNIZED FOR THE FUTURE TAX CONSEQUENCES ATTRIBUTABLE TO DIFFERENCES BETWEEN THE FINANCIAL STATEMENT CARRYING AMOUNTS OF EXISTING ASSETS AND LIABILITIES AND THEIR RESPECTIVE TAX BASES AND OPERATING AND CAPITAL LOSS CARRYFORWARDS, NET OF VALUATION ALLOWANCES. DEFERRED TAX ASSETS AND LIABILITIES ARE MEASURED USING ENACTED TAX RATES EXPECTED TO APPLY TO THE TAXABLE INCOME IN THE YEARS IN WHICH THOSE TEMPORARY DIFFERENCES ARE EXPECTED TO BE RECOVERED OR SETTLED.

3.  CONVERTIBLE  PROMISSORY  NOTES
----------------------------------
THE COMPANY ENTERED INTO A CONVERTIBLE PROMISSORY NOTE AGREEMENT WITH AN INDIVIDUAL FOR $20,000 FOR CONSULTING SERVICES. THE NOTE BEARS INTEREST AT 5 PERCENT PER ANNUM. PRINCIPLE AND ANY ACCRUED INTEREST SHALL BE DUE AND PAYABLE UPON THE CLOSING OF A SUBSEQUENT EQUITY FINANCING UNDERTAKEN FOR THE PURPOSE OF RAISING PROCEEDS, OR OCTOBER 12, 2001 IF NO SUBSEQUENT FINANCING TAKES PLACE. THE PROVISIONS FOR CONVERSION ARE AVAILABLE UPON THE CLOSING OF A SUBSEQUENT FINANCING PRIOR TO OCTOBER 12, 2001, AND PROVIDE THAT THE HOLDER MAY CHOOSE TO HAVE THE BALANCE DUE OF THIS NOTE PLUS ALL ACCRUED AND UNPAID INTEREST THEREON AUTOMATICALLY CONVERTED INTO SHARES OF THE COMPANY'S STOCK. AS OF DECEMBER 31, 1999, THE COMPANY HAD INCURRED EXPENSES ON THE CONTRACT IN THE AMOUNT OF
$10,000,  OF  WHICH  $500  HAD  BEEN  PAID  PRIOR  TO  YEAR  END.

4.  RELATED  PARTY  TRANSACTIONS
--------------------------------
INCLUDED IN ACCOUNTS PAYABLE AT DECEMBER 31, 1999, WAS $4,940 DUE TO THE STOCKHOLDER FOR THE REIMBURSEMENT OF EXPENSES.

5.  INCOME  TAXES
-----------------
THE PROVISION FOR INCOME TAXES FROM INCEPTION ON JUNE 1, 1999 THROUGH DECEMBER 31, 1999, CONSIST OF THE FOLLOWING:

Current:
Federal                               $     -
------------------------------------  --------
State                                     800
------------------------------------  --------
Total current                             800
------------------------------------  --------
Deferred income taxes                   6,613
                                      --------
Valuation allowance                    (6,613)
------------------------------------  --------
Total deferred                              -
------------------------------------  --------
          Provision for income taxes  $   800
------------------------------------  ========

The income tax provision differs from the expense that would result from applying federal statutory rates to income before taxes due to the valuation allowance described below.

Provision for deferred income taxes of $6,613, have been made for temporary differences existing in the recognition of a net operating loss being carried forward for tax and financial statement purposes. The Company has established a valuation allowance for the deferred tax asset related to the net operating loss carryforward of $6,613, due to the start-up nature of the Company.

The Company has a net loss carryforward of approximately $19,449 at December 31, 1999. The net operating loss expires in 2019.

                            EKNOWLEDGE GROUP, INC
                            FINANCIAL STATEMENTS
                           SUMMARY BALANCE SHEET
                       FYE 12/31/98 THROUGH 12/31/99

                                                                 COMBINED
ACCOUNT DESCRIPTION             12/31/98   05/24/99   12/31/99   (ALL YEARS)
------------------------------  ---------  ---------  ---------  -----------
Net Sales                         18,089     41,399     48,108      107,596
Cost of Sales                    135,288          -     13,661      148,949
                                ---------  ---------  ---------  -----------
Gross Profit                    (117,199)    41,399     34,447      (41,353)
Operating Expenses:
Wages & Salaries                  34,038     19,090      6,813       59,941
Advertising/Marketing             64,486      1,672      6,167       72,325
Other Operating Expenses          52,415    102,972     22,500      177,887
                                ---------  ---------  ---------  -----------
Operating Expenses               150,939    123,734     35,480      310,153
                                ---------  ---------  ---------  -----------
Operating Income (loss)         (268,138)   (82,335)    (1,033)    (351,506)
Other Income/Expenses             14,721     (4,099)         -       10,622
                                                                 -----------
NET INCOME (LOSS)               (253,417)   (86,434)    (1,033)    (340,884)
                                =========  =========  =========  ===========